Protective Life Corporation
Post Office Box 2606
Birmingham, AL 35202
Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended December 31, 2004. This document is dated February 8, 2005. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses and related amortization and gains and losses related to certain derivative financial instruments, and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in Thousands)
(Unaudited)

                                                                                     ------------------------------------------------------------------------------------------------------------------------------     ------------------------------
                                                                                                2003            2003           2003            2003            2004            2004           2004            2004              12 MOS         12 MOS
                                                                                             1ST QTR         2ND QTR        3RD QTR         4TH QTR         1ST QTR         2ND QTR        3RD QTR         4TH QTR                2003           2004
                                                                                     ------------------------------------------------------------------------------------------------------------------------------     ------------------------------
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Pretax Operating Income*
-------------------------------------------------------------------------------------

   Life Marketing                                                                            $30,635         $46,116        $39,501         $42,905         $41,601         $43,597        $38,818         $41,881            $159,157       $165,897
   Acquisitions                                                                               22,772          24,281         24,831          23,266          21,203          23,461         21,262          21,374              95,150         87,300
   Annuities                                                                                   3,715           2,991          2,633           4,034           2,813           4,975          4,008           4,671              13,373         16,467
   Stable Value Contracts                                                                      9,138          10,098          9,523          10,152          11,699          13,926         13,313          14,221              38,911         53,159
   Asset Protection                                                                            1,242           9,761          5,112           4,078           4,603           4,371          5,425           4,680              20,193         19,079
   Corporate & Other                                                                             960         (22,561)        (7,849)         (2,502)          4,305           3,128         12,325           1,802             (31,952)        21,560
                                                                                     ------------------------------------------------------------------------------------------------------------------------------     ------------------------------
Total Pretax Operating Income                                                                $68,462         $70,686        $73,751         $81,933         $86,224         $93,458        $95,151         $88,629            $294,832       $363,462

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Balance Sheet Data
-------------------------------------------------------------------------------------

  Total GAAP Assets                                                                      $22,705,406     $23,238,499    $23,242,879     $24,517,615     $25,372,264     $25,091,026    $25,936,586     $27,211,378
  Share Owners' Equity                                                                    $1,810,480      $2,026,445     $1,965,756      $2,002,144      $2,196,492      $1,884,869     $2,117,109      $2,166,327
  Share Owners' Equity (excluding accumulated other comprehensive income) **              $1,513,566      $1,564,910     $1,606,569      $1,669,559      $1,710,946      $1,763,863     $1,823,064      $1,870,016

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Stock Data
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  Closing Price                                                                               $27.52          $28.55         $26.75          $29.85          $37.45          $38.67         $39.31          $42.69              $29.85         $42.69
  Average Shares Outstanding
     Basic                                                                                69,956,505      70,004,109     70,091,080      70,079,471      70,142,108      70,284,893     70,337,248      70,431,763          70,033,288     70,299,470
     Diluted                                                                              70,483,448      70,561,795     70,722,885      70,806,034      70,887,591      71,030,983     71,115,468      71,221,826          70,644,642     71,064,539

* “Pretax Operating Income” is a non-GAAP financial measure. “Income Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared. See Page 5 for a reconciliation of “Pretax Operating Income” to “Income Before Income Tax”.

** “Share-owners’ equity excluding accumulated other comprehensive income” is a non-GAAP financial measure. “Share-owners’ equity” is a GAAP financial measure to which “Share-owners’ equity excluding accumulated other comprehensive income” may be compared. See Page 4 for a reconciliation of “Share-owners’ equity excluding accumulated other comprehensive income” to “Share-owners’ equity”.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)

                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
                                                                                                 2003            2003            2003             2003            2004            2004             2004            2004               12 MOS          12 MOS
                                                                                              1ST QTR         2ND QTR         3RD QTR          4TH QTR         1ST QTR         2ND QTR          3RD QTR         4TH QTR                 2003            2004
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
REVENUES
  Gross Premiums and Policy Fees                                                            $ 387,094       $ 397,652       $ 424,590        $ 460,976       $ 443,796       $ 456,088        $ 460,784       $ 480,628           $1,670,312      $1,841,296
  Reinsurance Ceded                                                                          (189,417)       (205,268)       (237,996)        (301,754)       (249,339)       (285,369)        (276,736)       (331,200)            (934,435)     (1,142,644)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
  Net Premiums and Policy Fees                                                                197,677         192,384         186,594          159,222         194,457         170,719          184,048         149,428              735,877         698,652
  Net investment income                                                                       257,701         262,744         248,915          261,392         264,608         265,899          279,271         274,439            1,030,752       1,084,217
  RIGL - Derivatives                                                                           (4,880)          4,334          (9,048)          22,144           5,083           8,740            6,287            (519)              12,550          19,591
  RIGL - All Other Investments                                                                 (1,178)         29,524          27,042            2,676          16,627            (923)           8,181           4,420               58,064          28,305
  Other income                                                                                 25,309          39,981          26,128           28,864          37,419          37,563           40,921          41,907              120,282         157,810
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
    Total Revenues                                                                            474,629         528,967         479,631          474,298         518,194         481,998          518,708         469,675            1,957,525       1,988,575
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                            297,273         304,933         281,693          267,675         287,316         282,469          288,455         272,197            1,151,574       1,130,437
  Amortization of deferred policy acquisition costs                                            55,759          64,803          56,241           48,304          59,794          45,053           52,375          42,908              225,107         200,130
  Amortization of goodwill                                                                          0               0               0                0               0               0                0               0                    0               0
  Other operating expenses                                                                     55,297          58,697          51,872           45,946          59,726          46,769           63,177          53,419              211,812         223,091
  Interest on indebtedness                                                                     10,261          11,242          11,033           11,084          11,959          12,337           12,435          12,985               43,620          49,716
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
    Total Benefits and Expenses                                                               418,590         439,675         400,839          373,009         418,795         386,628          416,442         381,509            1,632,113       1,603,374
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

INCOME BEFORE INCOME TAX                                                                       56,039          89,292          78,792          101,289          99,399          95,370          102,266          88,166              325,412         385,201
  Income tax expense                                                                           18,334          29,916          26,383           33,729          34,094          34,075           35,793          30,858              108,362         134,820
  Change in Acct Principle                                                                          0               0               0                0         (15,801)              0                0              (0)                   0         (15,801)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
NET INCOME                                                                                   $ 37,705        $ 59,376        $ 52,409         $ 67,560        $ 49,504        $ 61,295         $ 66,473        $ 57,308            $ 217,050       $ 234,580
                                                                                     ===================================================================================================================================    =================================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                                   $ 0.65          $ 0.67          $ 0.70           $ 0.77          $ 0.80          $ 0.84           $ 0.88          $ 0.80
  RIGL - Derivatives net of gains related to corp debt and investments                          (0.10)          (0.01)          (0.13)            0.16            0.00            0.03             0.02           (0.05)
  RIGL - All Other Investments                                                                  (0.02)           0.19            0.17             0.02            0.12           (0.01)            0.04            0.05
  Change in Accounting Principle                                                                 0.00            0.00            0.00             0.00           (0.22)           0.00             0.00            0.00
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
  Net income-diluted                                                                           $ 0.53          $ 0.85          $ 0.74           $ 0.95          $ 0.70          $ 0.86           $ 0.94          $ 0.80
  Average shares outstanding-diluted                                                       70,483,448      70,561,795      70,722,885       70,806,034      70,887,591      71,030,983       71,115,468      71,221,826
  Dividends paid                                                                              $ 0.150         $ 0.160         $ 0.160          $ 0.160         $ 0.160         $ 0.175          $ 0.175         $ 0.175

PER SHARE DATA FOR YTD
  Operating income-diluted *                                                                   $ 0.65          $ 1.32          $ 2.02           $ 2.79          $ 0.80          $ 1.64           $ 2.52          $ 3.32               $ 2.79          $ 3.32
  RIGL - Derivatives net of gains related to corp debt and investments                          (0.10)          (0.11)          (0.24)           (0.08)           0.00            0.03             0.05            0.00                (0.08)              -
  RIGL - All Other Investments                                                                  (0.02)           0.17            0.34             0.36            0.12            0.11             0.15            0.20                 0.36            0.20
  Change in Accounting Principle                                                                 0.00            0.00            0.00             0.00           (0.22)          (0.22)           (0.22)          (0.22)                0.00           (0.22)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
  Net income-diluted                                                                           $ 0.53          $ 1.38          $ 2.12           $ 3.07          $ 0.70          $ 1.56           $ 2.50          $ 3.30               $ 3.07          $ 3.30
  Average shares outstanding-diluted                                                       70,483,448      70,522,838      70,590,253       70,644,642      70,887,591      70,959,287       71,011,727      71,064,539           70,644,642      71,064,539
  Dividends paid                                                                              $ 0.150         $ 0.310         $ 0.470          $ 0.630         $ 0.160         $ 0.335          $ 0.510         $ 0.685              $ 0.630         $ 0.685

* “Operating Income” is a non-GAAP financial measure. “Net Income” is a GAAP financial measure to which “Operating Income” may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Unaudited)

                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 2003            2003            2003             2003            2004            2004             2004            2004
                                                                                              1ST QTR         2ND QTR         3RD QTR          4TH QTR         1ST QTR         2ND QTR          3RD QTR         4TH QTR
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                          $12,146,120     $12,504,655     $12,452,180      $13,355,911     $13,875,517     $13,295,606      $13,679,358     $14,412,605
Equity securities                                                                              55,416          56,248          52,460           46,731          58,362          57,802           59,635          58,941
Mortgage loans                                                                              2,483,630       2,543,013       2,678,360        2,733,722       2,746,706       2,836,683        2,904,729       3,005,418
Investment real estate                                                                         19,485          16,930          16,781           18,126         108,098         107,163          107,220         107,246
Policy loans                                                                                  536,085         532,981         523,869          502,748         492,782         486,661          485,282         482,780
Other long-term investments                                                                   227,554         258,897         246,177          249,494         231,161         197,246          217,270         259,025
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
Long-term investments                                                                      15,468,290      15,912,724      15,969,827       16,906,732      17,512,626      16,981,161       17,453,494      18,326,015
Short-term investments                                                                        912,999         804,923         582,830          519,419         516,988         694,002        1,042,278       1,059,557
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
     Total investments                                                                     16,381,289      16,717,647      16,552,657       17,426,151      18,029,614      17,675,163       18,495,772      19,385,572
Cash                                                                                           55,830          91,093         105,019          136,698         114,972         105,518          117,118         130,596
Accrued investment income                                                                     196,107         185,300         194,115          189,232         198,564         194,403          204,977         196,076
Accounts and premiums receivable                                                               63,186          63,464          55,879           57,944          95,943          53,958           51,504          44,364
Reinsurance receivable                                                                      2,402,371       2,270,817       2,299,140        2,350,606       2,473,372       2,526,722        2,631,037       2,750,260
Deferred policy acquisition costs                                                           1,671,681       1,690,297       1,774,727        1,817,990       1,824,319       1,886,854        1,792,335       1,821,972
Goodwill                                                                                       47,312          47,312          47,312           47,312          46,619          46,619           46,619          46,619
Property and equipment, net                                                                    44,279          46,392          45,663           45,640          45,143          46,821           46,359          45,454
Other assets                                                                                  271,285         266,272         201,738          225,235         243,275         240,139          243,972         264,512
Assets Related to Separate Accounts
  Variable Annuity                                                                          1,452,098       1,718,478       1,813,738        2,045,038       2,113,413       2,121,517        2,110,082       2,308,858
  Variable Universal Life                                                                     115,591         137,027         148,511          171,408         182,665         188,963          192,478         217,095
  Other                                                                                         4,377           4,400           4,380            4,361           4,365           4,349            4,333               0
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------

     TOTAL ASSETS                                                                         $22,705,406     $23,238,499     $23,242,879      $24,517,615     $25,372,264     $25,091,026      $25,936,586     $27,211,378
                                                                                     ===================================================================================================================================

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 2003            2003            2003             2003            2004            2004             2004            2004
LIABILITIES                                                                                   1ST QTR         2ND QTR         3RD QTR          4TH QTR         1ST QTR         2ND QTR          3RD QTR         4TH QTR
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
Policy liabilities and accruals
  Future policy benefits and claims                                                        $8,416,509      $8,626,989      $8,752,643       $8,948,131      $9,279,904      $9,473,878       $9,682,429     $10,014,106
  Unearned premiums                                                                           805,411         733,379         733,291          728,190         643,831         634,779          635,364         666,560
Stable value product deposits                                                               4,106,685       4,214,470       4,135,212        4,676,531       4,923,231       4,921,166        5,143,367       5,562,997
Annuity deposits                                                                            3,714,368       3,636,423       3,538,368        3,480,577       3,412,553       3,419,225        3,429,473       3,463,477
Other policyholders' funds                                                                    172,849         164,840         160,946          158,875         159,458         157,612          155,952         151,660
Securities sold under repurchase agreements                                                         0               0         111,725                0           8,660               0                0               0
Other liabilities                                                                           1,175,568         969,069         901,997          859,034         799,288         884,200          950,556       1,062,706
Accrued income taxes                                                                           24,911         (19,843)        (43,154)         (34,261)         42,262         (12,074)         (30,943)          2,526
Deferred income taxes                                                                         264,342         374,306         362,991          377,990         412,794         210,912          329,272         323,213
Debt                                                                                          426,103         436,394         440,344          461,329         376,457         385,449          401,541         451,433
Liabilities related to variable interest entities                                                   0               0               0          400,000         477,128         476,591          475,953         482,434
Subordinated debt securities                                                                  215,000         215,000         215,000          221,650         324,743         324,743          324,743         324,743

Minority interest - subsidiaries                                                                1,114           1,122           1,131           16,618          15,020          14,847           14,877          13,243
Liabilities related to separate accounts
  Variable annuity                                                                          1,452,098       1,718,478       1,813,738        2,045,038       2,113,413       2,121,517        2,110,082       2,308,858
  Variable universal life                                                                     115,591         137,027         148,511          171,408         182,665         188,963          192,478         217,095
  Other                                                                                         4,377           4,400           4,380            4,361           4,365           4,349            4,333               0
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                    $20,894,926     $21,212,054     $21,277,123      $22,515,471     $23,175,772     $23,206,157      $23,819,477     $25,045,051
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
-----------------------------------------------------------------------------------
Preferred stock                                                                                     0               0               0                0               0               0                0               0
Common stock                                                                                   36,626          36,626          36,626           36,626          36,626          36,626           36,626          36,626
Additional paid-in capital                                                                    409,007         412,282         412,368          418,351         419,147         423,257          425,181         426,927
Treasury stock                                                                                (15,631)        (15,578)        (15,558)         (15,275)        (13,931)        (13,783)         (13,684)        (13,632)
Stock held in trust                                                                            (2,812)         (3,149)         (2,979)          (2,788)         (2,365)         (2,855)               0               0
Unallocated ESOP shares                                                                        (2,367)         (2,367)         (2,367)          (2,367)         (1,989)         (1,989)          (1,989)         (1,989)
Retained earnings                                                                           1,088,743       1,137,096       1,178,479        1,235,012       1,273,458       1,322,607        1,376,930       1,422,084
Accumulated other comprehensive income                                                        296,914         461,535         359,187          332,585         485,546         121,006          294,045         296,311
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------

       Total Share-owners' Equity                                                           1,810,480       2,026,445       1,965,756        2,002,144       2,196,492       1,884,869        2,117,109       2,166,327
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------

       TOTAL LIABILITIES AND EQUITY                                                       $22,705,406     $23,238,499     $23,242,879      $24,517,615     $25,372,264     $25,091,026      $25,936,586     $27,211,378
                                                                                     ===================================================================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                                    $ 26.28         $ 29.41         $ 28.53          $ 29.02         $ 31.67         $ 27.16          $ 30.49         $ 31.19
Accumulated other comprehensive income                                                           4.31            6.70            5.21             4.82            7.00            1.74             4.23            4.26
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
Excluding accumulated other comprehensive income *                                            $ 21.97         $ 22.71         $ 23.31          $ 24.20         $ 24.67         $ 25.41          $ 26.26         $ 26.93

Total Share-owners' Equity                                                                 $1,810,480      $2,026,445      $1,965,756       $2,002,144      $2,196,492      $1,884,869       $2,117,109      $2,166,327
Accumulated other comprehensive income                                                        296,914         461,535         359,187          332,585         485,546         121,006          294,045         296,311
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------
Share-owners' Equity (excluding accumulated other comprehensive income) *                  $1,513,566      $1,564,910      $1,606,569       $1,669,559      $1,710,946      $1,763,863       $1,823,064      $1,870,016

Common shares outstanding                                                                  68,891,149      68,907,294      68,912,705       68,991,701      69,366,395      69,407,945       69,435,440      69,449,889
Treasury Stock shares                                                                       4,360,811       4,344,666       4,339,255        4,260,259       3,885,565       3,844,015        3,816,520       3,802,071

* “Share-owners’ equity excluding accumulated other comprehensive income” is a non-GAAP financial measure. “Share-owners’ equity” is a GAAP financial measure to which “Share-owners’ equity excluding accumulated other comprehensive income” may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)

                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
                                                                                                 2003            2003            2003             2003            2004            2004             2004            2004               12 MOS          12 MOS
                                                                                              1ST QTR         2ND QTR         3RD QTR          4TH QTR         1ST QTR         2ND QTR          3RD QTR         4TH QTR                 2003            2004
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                                   $ 37,705        $ 59,376        $ 52,409         $ 67,560        $ 49,504        $ 61,295         $ 66,473        $ 57,308            $ 217,050       $ 234,580

Average shares outstanding-basic                                                           69,956,505      70,004,109      70,091,080       70,079,471      70,142,108      70,284,893       70,337,248      70,431,763           70,033,288      70,299,470
Average shares outstanding-diluted                                                         70,483,448      70,561,795      70,722,885       70,806,034      70,887,591      71,030,983       71,115,468      71,221,826           70,644,642      71,064,539

Net income per share-basic                                                                     $ 0.54          $ 0.85          $ 0.75           $ 0.96          $ 0.71          $ 0.87           $ 0.94          $ 0.82               $ 3.10          $ 3.34
Net income per share-diluted                                                                   $ 0.53          $ 0.85          $ 0.74           $ 0.95          $ 0.70          $ 0.86           $ 0.94          $ 0.80               $ 3.07          $ 3.30

Income from continuing operations                                                            $ 37,705        $ 59,376        $ 52,409         $ 67,560        $ 65,305        $ 61,295         $ 66,473        $ 57,308            $ 217,050       $ 250,381
EPS (basic)                                                                                    $ 0.54          $ 0.85          $ 0.75           $ 0.96          $ 0.93          $ 0.87           $ 0.95          $ 0.81               $ 3.10          $ 3.56
EPS (diluted)                                                                                  $ 0.53          $ 0.85          $ 0.74           $ 0.95          $ 0.92          $ 0.86           $ 0.94          $ 0.80               $ 3.07          $ 3.52

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                                           $ (4,880)        $ 4,334        $ (9,048)        $ 22,144         $ 5,083         $ 8,740          $ 6,287          $ (519)            $ 12,550        $ 19,591
Derivative Gains related to Corporate Debt and Investments                                     (5,634)         (5,885)         (4,786)          (4,782)         (4,875)         (5,354)          (4,684)         (4,309)             (21,087)        (19,222)
RIGL - All Other Investments                                                                   (1,178)         29,524          27,042            2,676          16,627            (923)           8,181           4,420               58,064          28,305
Related amortization of DAC                                                                      (731)         (9,367)         (8,167)            (682)         (3,660)           (551)          (2,669)            (55)             (18,947)         (6,935)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
                                                                                              (12,423)         18,606           5,041           19,356          13,175           1,912            7,115            (463)              30,580          21,739
Tax effect                                                                                      4,348          (6,512)         (1,764)          (6,775)         (4,611)           (669)          (2,491)            162              (10,703)         (7,609)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
                                                                                             $ (8,075)       $ 12,094         $ 3,277         $ 12,581         $ 8,564         $ 1,243          $ 4,624          $ (301)            $ 19,877        $ 14,130
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

RIGL - Derivatives per share-diluted                                                          $ (0.10)        $(0.01)         $ 0.13)           $ 0.16          $    -         $  0.03           $ 0.02         $ (0.05)             $ (0.08)         $    -
RIGL - All Other Investments per share-diluted                                                $ (0.02)        $ 0.19          $ 0.17            $ 0.02          $ 0.12         $ (0.01)          $ 0.04         $  0.05              $  0.36          $ 0.20

OPERATING INCOME PER SHARE*

Net income per share-diluted                                                                   $ 0.53          $ 0.85          $ 0.74           $ 0.95          $ 0.70          $ 0.86           $ 0.94          $ 0.80               $ 3.07          $ 3.30
RIGL - Derivatives per share-diluted                                                            (0.10)          (0.01)          (0.13)            0.16               -            0.03             0.02           (0.05)               (0.08)              -
RIGL - All Other Investments per share-diluted                                                  (0.02)           0.19            0.17             0.02            0.12           (0.01)            0.04            0.05                 0.36            0.20
Change in accounting principle                                                                      -               -               -                -           (0.22)              -                -               -                    -           (0.22)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
Operating income per share-diluted                                                             $ 0.65          $ 0.67          $ 0.70           $ 0.77          $ 0.80          $ 0.84           $ 0.88          $ 0.80               $ 2.79          $ 3.32
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

NET OPERATING INCOME *

Net income                                                                                   $ 37,705        $ 59,376        $ 52,409         $ 67,560        $ 49,504        $ 61,295         $ 66,473        $ 57,308            $ 217,050       $ 234,580
RIGL - Derivatives net of tax & gains related to corp debt & investments                       (6,834)         (1,008)         (8,992)          11,285             135           2,201            1,042          (3,138)              (5,549)            240
RIGL - All Other Investments net of tax and amortization                                       (1,241)         13,102          12,269            1,296           8,429            (959)           3,583           2,838               25,426          13,891
Change in accounting principle                                                                      -               -               -                -         (15,801)              -                -               -                    -         (15,801)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
Net operating income                                                                         $ 45,780        $ 47,282        $ 49,132         $ 54,979        $ 56,741        $ 60,053         $ 61,848        $ 57,608            $ 197,173       $ 236,250
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                                     $ 56,039        $ 89,292        $ 78,792        $ 101,289        $ 99,399        $ 95,370        $ 102,266        $ 88,166            $ 325,412       $ 385,201
RIGL - Derivatives                                                                             (4,880)          4,334          (9,048)          22,144           5,083           8,740            6,287            (519)              12,550          19,591
Derivative Gains related to Corporate Debt and Investments                                     (5,634)         (5,885)         (4,786)          (4,782)         (4,875)         (5,354)          (4,684)         (4,309)             (21,087)        (19,222)
RIGL - All Other Investments                                                                   (1,178)         29,524          27,042            2,676          16,627            (923)           8,181           4,420               58,064          28,305
Related amortization of DAC                                                                      (731)         (9,367)         (8,167)            (682)         (3,660)           (551)          (2,669)            (55)             (18,947)         (6,935)
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------
Pretax operating income                                                                      $ 68,462        $ 70,686        $ 73,751         $ 81,933        $ 86,224        $ 93,458         $ 95,151        $ 88,629            $ 294,832       $ 363,462
                                                                                     -----------------------------------------------------------------------------------------------------------------------------------    ---------------------------------

“Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures. “Net Income” and “Net Income Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pretax Operating Income” is a non-GAAP financial measure. “Income Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)

                                                             ----------------------------------------------------------------------------------------------------------
                                                                  1ST QTR       2ND QTR      3RD QTR      4TH QTR      1ST QTR       2ND QTR      3RD QTR      4TH QTR
                                                                     2003          2003         2003         2003         2004          2004         2004         2004
                                                             ----------------------------------------------------------------------------------------------------------
---------------------------------------------------------
Total Portfolio
---------------------------------------------------------

Fixed Income                                                    $12,146.1     $12,504.7    $12,452.2    $13,355.9    $13,875.5     $13,295.6    $13,679.4    $14,412.6
Mortgage Loans                                                    2,483.6       2,543.0      2,678.4      2,733.7      2,746.7       2,836.7      2,904.7      3,005.4
Real Estate                                                          19.5          16.9         16.8         18.1        108.1         107.2        107.2        107.3
Equities                                                             55.4          56.2         52.4         46.7         58.4          57.8         59.6         58.9
Policy Loans                                                        536.1         533.0        523.9        502.8        492.8         486.7        485.3        482.8
Short Term Investments                                              913.0         804.9        582.8        519.4        517.0         694.0      1,042.3      1,059.6
Other Long Term Investments                                         227.6         258.9        246.2        249.5        231.1         197.2        217.3        259.0
                                                             ----------------------------------------------------------------------------------------------------------
  Total Invested Assets                                         $16,381.3     $16,717.6    $16,552.7    $17,426.1    $18,029.6     $17,675.2    $18,495.8    $19,385.6

---------------------------------------------------------
Fixed Income
---------------------------------------------------------

  Corporate Bonds                                                $6,082.8      $6,620.5     $6,516.6     $6,882.0     $6,951.2      $7,051.5     $7,200.4     $7,466.0
  Mortgage Backed Securities                                      4,546.8       4,248.9      4,307.2      4,782.6      5,130.8       4,451.7      4,598.3      5,070.2
  US Govt Bonds                                                      92.6          95.2         90.8         90.2         87.8          77.4         79.3         86.0
  Public Utilities                                                1,282.3       1,420.3      1,414.2      1,526.9      1,663.8       1,673.8      1,759.2      1,745.5
  States, Municipals and Political Subdivisions                      25.8          23.6         27.3         27.1         27.5          26.9         27.7         30.4
  Preferred Securities                                                1.8           2.1          0.7          3.2          3.3           3.4          3.5          3.6
  Convertibles and Bonds with Warrants                              114.0          94.1         95.4         43.9         11.1          10.9         11.0         10.9
                                                             ----------------------------------------------------------------------------------------------------------
Total Fixed Income Portfolio                                    $12,146.1     $12,504.7    $12,452.2    $13,355.9    $13,875.5     $13,295.6    $13,679.4    $14,412.6

---------------------------------------------------------
Fixed Income - Quality
---------------------------------------------------------

AAA                                                                 37.7%         34.3%        34.9%        36.9%        37.8%         34.2%        34.6%        35.9%
AA                                                                   4.9%          5.1%         5.7%         5.9%         5.9%          6.4%         6.4%         6.2%
A                                                                   21.8%         22.2%        22.8%        22.9%        21.8%         23.5%        23.5%        22.2%
BBB                                                                 27.5%         28.9%        28.3%        26.8%        27.4%         28.6%        28.6%        28.9%
BB or Less                                                           8.0%          9.5%         8.3%         7.5%         7.1%          7.3%         6.9%         6.8%
Redeemable Preferred Stock                                           0.1%          0.0%         0.0%         0.0%         0.0%          0.0%         0.0%         0.0%
                                                             ----------------------------------------------------------------------------------------------------------
                                                                   100.0%        100.0%       100.0%       100.0%       100.0%        100.0%       100.0%       100.0%

---------------------------------------------------------
Mortgage Loans - Type
---------------------------------------------------------

Retail                                                              75.7%         76.0%        74.2%        74.7%        73.0%         73.2%        71.2%        70.7%
Apartments                                                           7.2%          7.2%         8.0%         7.9%         9.4%          9.2%        10.1%        10.2%
Office Buildings                                                     7.8%          7.2%         8.4%         8.0%         8.3%          8.7%         8.7%         9.2%
Warehouses                                                           7.5%          7.9%         7.9%         8.0%         7.8%          7.4%         8.5%         8.4%
Miscellaneous                                                        1.8%          1.7%         1.5%         1.4%         1.5%          1.5%         1.5%         1.5%
                                                             ----------------------------------------------------------------------------------------------------------
                                                                   100.0%        100.0%       100.0%       100.0%       100.0%        100.0%       100.0%       100.0%

---------------------------------------------------------
Problem Mortgage Loans
---------------------------------------------------------

60 Days Past Due                                                     $2.6          $2.6         $0.0         $0.0         $7.5          $0.0         $5.4         $1.9
90 Days Past Due                                                      1.1           5.3          7.3          1.3          1.3           3.2          1.9          1.9
Renegotiated Loans                                                    5.7           5.7          5.7          5.7          6.9           5.7          5.7          5.6
Foreclosed Real Estate                                                0.0           0.0          0.0          4.8          0.0           0.0          1.3          1.4
                                                             ---------------------------------------------------------------------------------------------------------
                                                                     $9.4         $13.6        $13.0        $11.8        $15.7          $8.9        $14.3        $10.8

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
                                                                                          2003         2003         2003         2003         2004         2004         2004         2004             12 MOS       12 MOS
                                                                                       1ST QTR      2ND QTR      3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR      4TH QTR               2003         2004
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                                      $128,268     $137,150     $147,848     $156,051     $155,620     $165,924     $165,006     $171,228           $569,317     $657,778
  Reinsurance Ceded                                                                    (80,223)     (90,880)    (111,140)    (135,537)    (106,125)    (136,547)    (117,796)    (141,985)          (417,780)    (502,453)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                          48,045       46,270       36,708       20,514       49,495       29,377       47,210       29,243            151,537      155,325
  Net investment income                                                                 22,389       22,674       24,195       23,256       21,903       22,389       22,834       23,048             92,514       90,174
  Realized investment gains (losses)                                                         -            -            -            -            -            -            -            -                  -            -
  Other income                                                                          13,972       16,972       13,613       15,239       21,243       22,348       25,151       26,053             59,796       94,795
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      84,406       85,916       74,516       59,009       92,641       74,114       95,195       78,344            303,847      340,294
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      40,558       30,159       34,982       23,111       38,485       31,494       42,090       32,621            128,810      144,690
  Amortization of deferred policy acquisition costs                                     15,237       11,609        5,643        4,254       12,206        4,588        7,466        3,356             36,743       27,616
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                              11,739       12,218       12,704        8,736       20,442       15,000       27,787       21,719             45,397       84,948
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         67,534       53,986       53,329       36,101       71,133       51,082       77,343       57,696            210,950      257,254
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

INCOME BEFORE INCOME TAX                                                               $16,872      $31,930      $21,187      $22,908      $21,508      $23,032      $17,852      $20,648            $92,897      $83,040
                                                                                 =========================================================================================================      ==========================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                                       $58,279      $64,663      $71,562      $92,610      $80,366      $85,007      $88,946     $114,792           $287,114     $369,111
  Reinsurance Ceded                                                                    (43,815)     (51,021)     (56,566)     (88,596)     (62,661)     (68,525)     (73,432)    (111,136)          (239,998)    (315,754)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                          14,464       13,642       14,996        4,014       17,705       16,482       15,514        3,656             47,116       53,357
  Net investment income                                                                 34,149       34,841       34,504       35,230       36,037       36,540       37,151       38,291            138,724      148,019
  Realized investment gains (losses)                                                         -            -            -            -            -            -            -            -                  -            -
  Other income                                                                               -            9          (43)         199         (100)           -            -            -                165         (100)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      48,613       48,492       49,457       39,443       53,642       53,022       52,665       41,947            186,005      201,276
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      34,664       31,717       33,559       25,035       33,541       35,198       36,271       24,884            124,975      129,894
  Amortization of deferred policy acquisition costs                                      5,647        7,424        7,145        9,119        8,875        6,338        7,357        8,784             29,335       31,354
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                              (5,461)      (4,835)      (9,561)     (14,708)      (8,867)      (9,079)     (11,929)     (12,954)           (34,565)     (42,829)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         34,850       34,306       31,143       19,446       33,549       32,457       31,699       20,714            119,745      118,419
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

INCOME BEFORE INCOME TAX                                                               $13,763      $14,186      $18,314      $19,997      $20,093      $20,565      $20,966      $21,233            $66,260      $82,857
                                                                                 =========================================================================================================      ==========================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                       $73,063      $71,326      $71,903      $73,614      $69,469      $69,659      $66,985      $70,281           $289,906     $276,394
  Reinsurance Ceded                                                                    (18,626)     (18,531)     (17,573)     (21,264)     (17,101)     (17,840)     (16,562)     (20,559)           (75,994)     (72,062)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                          54,437       52,795       54,330       52,350       52,368       51,819       50,423       49,722            213,912      204,332
  Net investment income                                                                 62,296       62,520       61,004       60,323       58,655       58,704       57,682       57,458            246,143      232,499
  Realized investment gains (losses)                                                         -            -            -            -            -            -            -            -                  -            -
  Other income                                                                             905        1,542         (329)         522          717          468          655          432              2,640        2,272
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                     117,638      116,857      115,005      113,195      111,740      110,991      108,760      107,612            462,695      439,103
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      72,619       72,951       72,500       73,698       73,020       71,340       71,571       71,425            291,768      287,356
  Amortization of deferred policy acquisition costs                                     10,081        8,474        7,817        6,318        7,849        7,476        7,056        6,271             32,690       28,652
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                              12,166       11,151        9,857        9,913        9,668        8,714        8,871        8,542             43,087       35,795
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         94,866       92,576       90,174       89,929       90,537       87,530       87,498       86,238            367,545      351,803
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

INCOME BEFORE INCOME TAX                                                               $22,772      $24,281      $24,831      $23,266      $21,203      $23,461      $21,262      $21,374            $95,150      $87,300
                                                                                 =========================================================================================================      ==========================

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

                                                                --------------------------------------------------------------------------------------------------------------------------            ------------------------------
                                                                         2003           2003            2003           2003           2004           2004           2004            2004                     12 MOS         12 MOS
                                                                      1ST QTR        2ND QTR         3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR         4TH QTR                       2003           2004
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                              $ 21,904       $ 32,718        $ 35,168       $ 30,666       $ 24,688       $ 22,413       $ 21,085        $ 17,734                  $ 120,456       $ 85,920
   U/L                                                                  8,609          9,642          10,824         11,619         10,353         10,710         11,272          24,304                     40,694         56,639
   VUL                                                                    876          1,105           1,245          1,332          1,125          1,474          1,492           1,145                      4,558          5,236
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
         Total                                                       $ 31,389       $ 43,465        $ 47,237       $ 43,617       $ 36,166       $ 34,597       $ 33,849        $ 43,183                  $ 165,708      $ 147,795
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

SALES BY DISTRIBUTION
   RSM System                                                        $ 10,622       $ 12,382        $ 13,252       $ 13,951       $ 12,741       $ 12,569       $ 12,616        $ 18,000                   $ 50,207       $ 55,926
   Empire General                                                      14,307         22,672          26,081         21,678         16,733         15,027         14,130          13,171                     84,738         59,061
   Stockbrokers                                                         4,500          6,746           6,634          7,053          6,059          6,780          7,018          11,854                     24,933         31,711
   Direct Response                                                      1,950          1,665           1,272            936            633            221             85             158                      5,823          1,097
   All Other                                                               10              0              (2)            (1)             0              0              0               0                          7              0
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
             Total                                                   $ 31,389       $ 43,465        $ 47,237       $ 43,617       $ 36,166       $ 34,597       $ 33,849        $ 43,183                  $ 165,708      $ 147,795
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                              $ 19,306       $ 20,276        $ 21,204       $ 24,093       $ 22,148       $ 19,794       $ 19,961        $ 24,060                   $ 84,879       $ 85,963
   U/L                                                                  7,627         11,004           9,274         11,153          7,344          8,556          5,058           6,972                     39,058         27,930
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
      Total                                                          $ 26,933       $ 31,280        $ 30,478       $ 35,246       $ 29,492       $ 28,350       $ 25,019        $ 31,032                  $ 123,937      $ 113,893
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

SALES BY DISTRIBUTION
   BGA                                                               $ 22,420       $ 24,362        $ 26,346       $ 28,845       $ 26,014       $ 24,553       $ 23,678        $ 27,868                  $ 101,973      $ 102,113
   BOLI                                                                 4,513          6,918           4,132          6,401          3,478          3,797          1,341           3,164                     21,964         11,780
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
      Total                                                          $ 26,933       $ 31,280        $ 30,478       $ 35,246       $ 29,492       $ 28,350       $ 25,019        $ 31,032                  $ 123,937      $ 113,893
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

ANNUITIES

SALES
    Variable Annuity                                                $ 102,525       $ 94,336        $ 87,459       $ 66,270       $ 61,724       $ 63,317       $ 74,231        $ 83,654                  $ 350,590      $ 282,926
    Immediate Annuity                                                  26,839         26,092          12,709         16,379         10,966         33,576         23,216         150,179                     82,019        217,937
    Market Value Adjusted Annuity                                      49,529         21,326           3,239          7,403          5,128         74,729         83,175          62,201                     81,497        225,233
                                                               --------------------------------------------------------------------------------------------------------------------------            -------------------------------
      Total                                                         $ 178,893      $ 141,754       $ 103,407       $ 90,052       $ 77,818      $ 171,622      $ 180,622       $ 296,034                  $ 514,106      $ 726,096
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

PRETAX OPERATING INCOME
    Variable Annuity                                                  $  (211)       $  (123)        $   232        $   672        $   625        $ 3,492        $ 2,901         $ 3,417                   $    570       $ 10,435
    Fixed Annuity                                                       3,926          3,114           2,401          3,362          2,188          1,483          1,107           1,254                     12,803          6,032
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
      Total                                                           $ 3,715        $ 2,991         $ 2,633        $ 4,034        $ 2,813        $ 4,975        $ 4,008         $ 4,671                   $ 13,373       $ 16,467
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                $ 363,741      $ 357,937       $ 334,644      $ 305,203      $ 275,462      $ 269,353      $ 269,363       $ 262,295
    VA Separate Account Annuity                                     1,366,633      1,611,964       1,714,999      1,940,877      2,012,396      2,026,781      2,023,325       2,222,102
                                                               --------------------------------------------------------------------------------------------------------------------------
           Sub-total                                                1,730,374      1,969,901       2,049,643      2,246,080      2,287,858      2,296,134      2,292,688       2,484,397
    Fixed Annuity                                                   3,005,278      2,989,964       2,904,016      2,900,002      2,877,159      2,930,544      2,986,179       3,173,862
                                                               --------------------------------------------------------------------------------------------------------------------------
      Total                                                        $4,735,652     $4,959,865      $4,953,659     $5,146,082     $5,165,017     $5,226,678     $5,278,867      $5,658,259
                                                               --------------------------------------------------------------------------------------------------------------------------

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)

                                                                                ---------------------------------------------------------------------------------------------------------      --------------------------
                                                                                          2003         2003         2003         2003         2004         2004         2004         2004             12 MOS       12 MOS
                                                                                       1ST QTR      2ND QTR      3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR      4TH QTR               2003         2004
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                                       $ 5,883      $ 6,387      $ 6,864      $ 7,131      $ 7,628      $ 7,594      $ 7,370      $ 7,749            $26,265      $30,341
  Reinsurance Ceded                                                                          -            -            -            -            -            -            -            -                  -            -
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                           5,883        6,387        6,864        7,131        7,628        7,594        7,370        7,749             26,265       30,341
  Net investment income                                                                 58,442       57,780       54,660       53,450       51,588       51,523       52,854       54,923            224,332      210,888
  RIGL - All Other Investments                                                              27       11,206        8,582        2,918        6,004          290        3,524           55             22,733        9,873
  Other income                                                                           1,941        2,075        2,368        2,361        1,785        1,555        1,556        2,108              8,745        7,004
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      66,293       77,448       72,474       65,860       67,005       60,962       65,304       64,835            282,075      258,106
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      52,986       51,339       48,385       45,245       46,046       44,456       46,526       46,243            197,955      183,271
  Amortization of deferred policy acquisition costs                                      4,386       13,967       13,508        6,335        9,057        7,119        8,459        7,636             38,196       32,271
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                               5,910        7,312        7,533        8,010        6,745        4,673        5,456        6,285             28,765       23,159
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         63,282       72,618       69,426       59,590       61,848       56,248       60,441       60,164            264,916      238,701

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
INCOME BEFORE INCOME TAX                                                                 3,011        4,830        3,048        6,270        5,157        4,714        4,863        4,671             17,159       19,405

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                                       27       11,206        8,582        2,918        6,004          290        3,524           55             22,733        9,873
  Add back:  Related amortization of deferred policy acquisition costs                     731        9,367        8,167          682        3,660          551        2,669           55             18,947        6,935

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
PRETAX OPERATING INCOME                                                                $ 3,715      $ 2,991      $ 2,633      $ 4,034      $ 2,813      $ 4,975      $ 4,008      $ 4,671            $13,373      $16,467
                                                                                 =========================================================================================================      ==========================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                           $ -          $ -          $ -          $ -          $ -          $ -          $ -          $ -                $ -          $ -
  Reinsurance Ceded                                                                          -            -            -            -            -            -            -            -                  -            -
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                               -            -            -            -            -            -            -            -                  -            -
  Net investment income                                                                 58,532       59,090       56,441       59,041       64,033       66,666       66,472       71,013            233,104      268,184
  RIGL - Derivatives                                                                      (661)         940          523          173          271          135          700           53                975        1,159
  RIGL - All Other Investments                                                          (6,041)       3,320        9,222        2,280        3,608        1,887        6,292          279              8,781       12,066
  Other income                                                                               -            -            -            -            -            -            -            -                  -            -
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      51,830       63,350       66,186       61,494       67,912       68,688       73,464       71,345            242,860      281,409
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      47,765       46,957       45,374       46,469       49,769       50,720       50,301       54,378            186,565      205,168
  Amortization of deferred policy acquisition costs                                        599          519          542          619          761          803          894        1,022              2,279        3,480
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                               1,030        1,516        1,002        1,801        1,804        1,217        1,964        1,392              5,349        6,377
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         49,394       48,992       46,918       48,889       52,334       52,740       53,159       56,792            194,193      215,025

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
INCOME BEFORE INCOME TAX                                                                 2,436       14,358       19,268       12,605       15,578       15,948       20,305       14,553             48,667       66,384

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                 (661)         940          523          173          271          135          700           53                975        1,159
  Less:  RIGL-All Other Investments                                                     (6,041)       3,320        9,222        2,280        3,608        1,887        6,292          279              8,781       12,066

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
PRETAX OPERATING INCOME                                                                $ 9,138      $10,098      $ 9,523      $10,152      $11,699      $13,926      $13,313      $14,221            $38,911      $53,159
                                                                                 =========================================================================================================      ==========================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                      $105,924     $104,153     $112,850     $118,276     $118,179     $115,354     $120,558     $105,190           $441,203     $459,281
  Reinsurance Ceded                                                                    (44,152)     (44,026)     (52,128)     (56,128)     (63,106)     (62,120)     (68,755)     (57,362)          (196,434)    (251,343)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                          61,772       60,127       60,722       62,148       55,073       53,234       51,803       47,828            244,769      207,938
  Net investment income                                                                  9,246        9,132        9,484        8,790        7,541        7,500        7,922        7,976             36,652       30,939
  Realized investment gains (losses)                                                         -            -            -            -            -            -            -            -                  -            -
  Other income                                                                           6,971       18,167        8,833        8,267        9,062        9,117        9,565        8,732             42,238       36,476
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      77,989       87,426       79,039       79,205       71,676       69,851       69,290       64,536            323,659      275,353
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      36,458       33,868       34,676       37,164       32,199       33,363       29,226       26,219            142,166      121,007
  Amortization of deferred policy acquisition costs                                     18,483       21,425       19,838       20,574       19,956       17,522       20,042       14,753             80,320       72,273
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                              21,806       22,372       19,413       17,389       14,918       14,595       14,597       18,884             80,980       62,994
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         76,747       77,665       73,927       75,127       67,073       65,480       63,865       59,856            303,466      256,274
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

                                                                                 ---------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAX                                                               $ 1,242      $ 9,761      $ 5,112      $ 4,078      $ 4,603      $ 4,371      $ 5,425      $ 4,680            $20,193      $19,079
                                                                                 =========================================================================================================      ==========================

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
                                                                         2003           2003            2003           2003           2004           2004           2004            2004                     12 MOS         12 MOS
                                                                      1ST QTR        2ND QTR         3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR         4TH QTR                       2003           2004
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
STABLE VALUE CONTRACTS

SALES
    GIC                                                             $ 219,000       $ 30,000        $ 24,500        $ 1,500       $      -       $ 39,000       $ 15,000         $ 5,000                  $ 275,000       $ 59,000
    GFA - Direct Institutional                                         25,000              -               -        352,900              -            960              -          66,060                    377,900         67,020
    GFA - Non-Registered                                              200,000        100,000         100,000        105,000              -              -              -               -                    505,000              -
    GFA - Registered - Institutional                                        -              -               -        450,000        300,000              -        625,000               -                    450,000        925,000
    GFA - Registered - Retail                                               -              -               -              -        221,500         68,250        135,520         106,290                          -        531,560
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
       Total                                                        $ 444,000      $ 130,000       $ 124,500      $ 909,400      $ 521,500      $ 108,210      $ 775,520       $ 177,350                 $1,607,900     $1,582,580
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

DEPOSIT BALANCE
        Quarter End Balance                                        $4,106,685     $4,214,470      $4,135,212     $4,676,531     $4,923,231     $4,921,166     $5,143,367      $5,562,997
        Average Daily Balance                                      $4,035,367     $4,153,071      $4,147,034     $4,424,234     $4,851,592     $5,062,014     $5,112,019      $5,455,427                 $4,191,182     $5,122,170

OPERATING SPREAD                                                        0.93%          1.01%           0.95%          0.95%          1.00%          1.13%          1.07%           1.07%                      0.96%          1.07%

                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
                                                                         2003           2003            2003           2003           2004           2004           2004            2004                     12 MOS         12 MOS
                                                                      1ST QTR        2ND QTR         3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR         4TH QTR                       2003           2004
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

ASSET PROTECTION

SALES
    Credit                                                           $ 45,642       $ 51,168        $ 53,418       $ 48,024       $ 51,246       $ 59,035       $ 59,543        $ 47,761                  $ 198,252      $ 217,585
    Service Contracts                                                  38,709         53,869          59,421         52,811         44,275         54,861         56,627          47,220                    204,810        202,983
    Other                                                              17,386         23,650          18,410          9,905          8,151          8,941          8,883          13,780                     69,351         39,755
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------
      Total                                                         $ 101,737      $ 128,687       $ 131,249      $ 110,740      $ 103,672      $ 122,837      $ 125,053       $ 108,761                  $ 472,413      $ 460,323
                                                               --------------------------------------------------------------------------------------------------------------------------            ------------------------------

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
                                                                                          2003         2003         2003         2003         2004         2004         2004         2004             12 MOS       12 MOS
                                                                                       1ST QTR      2ND QTR      3RD QTR      4TH QTR      1ST QTR      2ND QTR      3RD QTR      4TH QTR               2003         2004
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

REVENUES
  Gross Premiums and Policy Fees                                                       $15,677      $13,973      $13,563      $13,294      $12,534      $12,550      $11,919      $11,373            $56,507      $48,376
  Reinsurance Ceded                                                                     (2,601)        (810)        (589)        (229)        (346)        (337)        (191)        (143)            (4,229)      (1,017)
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
  Net Premiums and Policy Fees                                                          13,076       13,163       12,974       13,065       12,188       12,213       11,728       11,230             52,278       47,359
  Net investment income                                                                 12,647       16,707        8,627       21,302       24,851       22,577       34,356       21,730             59,283      103,514
  RIGL - Derivatives                                                                    (4,219)       3,394       (9,571)      21,971        4,812        8,605        5,587         (572)            11,575       18,432
  RIGL - All Other Investments                                                           4,836       14,998        9,238       (2,522)       7,015       (3,100)      (1,635)       4,086             26,550        6,366
  Other income                                                                           1,520        1,216        1,686        2,276        4,712        4,075        3,994        4,582              6,698       17,363
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Revenues                                                                      27,860       49,478       22,954       56,092       53,578       44,370       54,030       41,056            156,384      193,034
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                      12,223       37,942       12,217       16,953       14,256       15,898       12,470       16,427             79,335       59,051
  Amortization of deferred policy acquisition costs                                      1,326        1,385        1,748        1,085        1,090        1,207        1,101        1,086              5,544        4,484
  Amortization of goodwill                                                                   -            -            -            -            -            -            -            -                  -            -
  Other operating expenses                                                              18,368       20,205       21,957       25,889       26,975       23,986       28,866       22,536             86,419      102,363
                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
    Total Benefits and Expenses                                                         31,917       59,532       35,922       43,927       42,321       41,091       42,437       40,049            171,298      165,898

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
INCOME BEFORE INCOME TAX                                                                (4,057)     (10,054)     (12,968)      12,165       11,257        3,279       11,593        1,007            (14,914)      27,136

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                               (4,219)       3,394       (9,571)      21,971        4,812        8,605        5,587         (572)            11,575       18,432
  Less:  RIGL-All Other Investments                                                      4,836       14,998        9,238       (2,522)       7,015       (3,100)      (1,635)       4,086             26,550        6,366
  Add back:  Derivative gains related to corporate debt and investments                  5,634        5,885        4,786        4,782        4,875        5,354        4,684        4,309             21,087       19,222

                                                                                 ---------------------------------------------------------------------------------------------------------      --------------------------
PRETAX OPERATING INCOME                                                                  $ 960    $ (22,561)    $ (7,849)    $ (2,502)     $ 4,305      $ 3,128      $12,325      $ 1,802          $ (31,952)     $21,560
                                                                                 =========================================================================================================      ==========================